Exhibit 99.1

Northern Oil and Gas, Inc. Announces Executive Realignment

WAYZATA, MINNESOTA --- March 25, 2010 --- Northern Oil and Gas, Inc. (NYSE/AMEX: NOG) (“Northern Oil”) today announced the appointment of two new executive officers and the promotion of Ryan R. Gilbertson to President.  Mr. Gilbertson co-founded Northern Oil with Chief Executive Officer Michael L. Reger in 2006 and has served as a director and Chief Financial Officer since Northern Oil’s inception.  Chad D. Winter has been promoted to succeed Mr. Gilbertson as Northern Oil’s Chief Financial Officer.  Mr. Winter previously served as Vice President of Operations and joined Northern Oil in 2007.  James R. Sankovitz has been appointed to the position of Chief Operating Officer, General Counsel and Secretary.  Mr. Sankovitz joined Northern Oil as General Counsel in 2008.

These appointments are intended to more closely align each officer’s position with his day to day responsibilities.  Michael Reger will remain Chief Executive Officer and Chairman with no change in his role in Northern Oil's operations.

Northern Oil’s Chief Executive Officer—Michael L. Reger—commented, “We believe these officer appointments and promotions position us to better scale and execute our growth strategy, while aligning titles and day to day responsibilities most accurately.  We are happy to have the executive team of Northern Oil together and focused on creating further long-term value for our shareholders.”

ABOUT NORTHERN OIL AND GAS

Northern Oil and Gas, Inc. is an exploration and production company based in Wayzata, Minnesota.  Northern Oil's core area of focus is the Williston Basin, specifically the Mountrail County, North Dakota area Bakken and Three Forks/Sanish trend. Northern Oil's secondary objective is conventional, 3D driven, oil and gas exploration and development throughout the Rocky Mountain region.

More information about Northern Oil and Gas, Inc. can be found at www.northernoil.com.

SAFE HARBOR

This press release contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”).  All statements other than statements of historical facts included in this report regarding our financial position, business strategy, plans and objectives of management for future operations, industry conditions, and indebtedness covenant compliance are forward-looking statements.  When used in this report, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “target,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes.  Items contemplating or making assumptions about, actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond our company’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following, general economic or industry conditions, nationally and/or in the communities in which our company conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, our ability to raise capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, other economic, competitive, governmental, regulatory and technical factors affecting our company’s operations, products, services and prices.

We have based these forward-looking statements on our current expectations and assumptions about future events.  While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control.

CONTACT:

Investor Relations
772-219-7525